Exhibit 10.31

AGREEMENT TO PURCHASE [*] SPARE ENGINES

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

WILLIS LEASE FINANCE CORPORATION,

for itself and as Servicer

DATED MARCH 16, 2018

This document contains proprietary information of IAE International Aero Engines AG (“IAE”).  IAE offers the information contained in this document on the condition that you not disclose or reproduce the information in contravention of Section 8.4 of this Contract.  Neither receipt nor possession of this document, from any source, constitutes IAE’s permission.  Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.

This document does not contain any export regulated technical data.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

TABLE OF CONTENTS

1.	DEFINITIONS	3

2.	SPARE ENGINE AND ACCESSORIES PURCHASE COMMITMENT	4

3.	WARRANTIES, GUARANTEES AND LIABILITIES	8

4.	SUBJECT TO PRIOR SALE	10

5.	SALE AND PART OUT	10

6.	EVENTS OF DEFAULT AND TERMINATION	11

7.	COMPLIANCE WITH LAW, GOVERNING LAW AND FORUM	12

8.	MISCELLANEOUS	13

LIST OF APPENDICES

Appendix 1	[*] Engine Model Specification

Appendix 2	Delivery Schedule and Pricing

Appendix 3	[*] Engine and Parts Service Policy

Appendix 4	Spare Engine Shipping Pro Forma

Appendix 5	Form of Warranty Bill of Sale

Appendix 6	List of Permitted Affiliates

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THIS CONTRACT is made this 16th day of March, 2018 (this “Contract”),

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

a joint stock company organized and existing under the laws of Switzerland, with a place of business located at 400 Main Street, East Hartford, Connecticut 06118, United States of America (hereinafter called “IAE”); and

WILLIS LEASE FINANCE CORPORATION

a corporation organized and existing under the laws of the State of Delaware, with a place of business located at 773 San Marin Drive, Suite 2215, Novato, California 94998, United States of America (for itself and in its capacity as Servicer on behalf of the Permitted Affiliates (as defined below), hereinafter called  “Willis”).

IAE and Willis hereinafter are referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS:

Willis desires to purchase from IAE, and IAE desires to sell to Willis, twelve (12) new [*] Spare Engines, which will be operated by one or more lessee of Willis to support such lessee’s [*] aircraft powered by [*] engines; and

The Parties hereby set out the terms on which Willis will purchase the twelve (12) Spare Engines from IAE and IAE will sell the twelve (12) Spare Engines to Willis.

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.         DEFINITIONS

In this Contract unless the context otherwise requires:

1.1       “Aircraft” means an [*] aircraft operated by a lessee of Willis.

1.2       “Certification Authority” means the United States Federal Aviation Administration.

1.3       “Delivery” or “Delivered”, as the context may require, means the time at which Willis obtains title to each Spare Engine, Engine Bag and Engine Stand in accordance with Section 2.5.1.

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1.4       “Delivery Date” means the date set forth in Appendix 2 for each Spare Engine, subject to adjustment as set forth therein.

1.5       “Delivery Location” means IAE’s facility in [*].

1.6       “Engine Bag” means a new IAE-approved engine moisture and vapour proof storage bag.

1.7       “Engine Stand” means a new IAE-approved engine transportation stand.

1.8       “Permitted Affiliates” means, collectively, those parties set forth in Appendix 6 attached hereto, or such other parties as consented to in writing by IAE, such consent not to be unreasonably withheld or delayed; provided, however, that if (i) any such party at any time becomes subject to any event described in Sections 6.1.1(a) – 6.1.1(d), or (ii) IAE is legally prohibited from doing business with such party, then such party shall cease to be a Permitted Affiliate.

1.9       “Spare Engine” means, individually or collectively as the context requires, the twelve (12) [*] engines that are the subject of this Contract, as specified in Appendix 2 and described in the corresponding Specification.  Each Spare Engine is [*].

1.10     “Spare Engine Part” means any part in a Spare Engine that is manufactured and sold by IAE and delivered new in a Spare Engine.

1.11     “Spare Engine Purchase Price” has the meaning assigned to it in Section 2.3.

1.12     “Specification” means the IAE Engine Specifications attached as Appendix 1.

2.         SPARE ENGINE AND ACCESSORIES PURCHASE COMMITMENT

2.1       Agreement to Purchase Spare Engines from IAE

2.1.1    Subject to Willis’s payment of the Spare Engine Purchase Price pursuant to Section 2.4 and Article 4 herein, IAE hereby agrees to sell to Willis, and Willis hereby agrees to purchase from IAE, the Spare Engines to be delivered on each Spare Engine’s Delivery Date.

2.1.2    Each Spare Engine delivery requires one (1) Engine Bag and one (1) Engine Stand. IAE shall provide Willis with an Engine Bag and an Engine Stand [*], to be delivered with each Spare Engine according to the schedule set forth in Appendix 2.

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2.2       Specification and Type Approval

2.2.1    The Specification complies with the requirements of the Certification Authority and the official interpretations of such requirements (such requirements and interpretations hereinafter referred to as the “Certification Authority Rules”) in existence as of the date of this Contract.

2.2.2    The Spare Engines will be manufactured to the standards set forth in the Specification.  Subject to Section 2.2.3, IAE may from time to time deviate from the standards set forth in the Specification by written change orders (each, a “Change Order”), setting forth in detail:

a.         the changes to be made to the Spare Engine(s); and

b.         the effect (if any) of such changes on (i) the Specification (including but not limited to performance and weight), (ii) interchangeability of the Spare Engine(s) in the airframe, and (iii) the price and Delivery Date of the Spare Engine(s).

Subject to Section 2.2.3, IAE will also issue a Change Order in respect of any changes to the Spare Engine(s) due to any changes in the Certification Authority Rules that affect the Specification.  Change Orders are not binding on either Party until agreed to in writing signed by IAE and Willis.

2.2.3    Notwithstanding the foregoing, IAE may make any changes in the Spare Engine(s) that do not adversely affect the Specification (including but not limited to performance and weight), interchangeability of the Spare Engine(s) in the airframe, prices or dates of delivery of the Spare Engine(s), without issuing a Change Order.

2.2.4    Willis will pay for all costs and expenses incurred in connection with each Change Order other than costs and expenses incurred to conform to the Certification Authority Rules in effect at Delivery.  IAE will pay for all costs and expenses incurred to conform to the Certification Authority Rules in effect at Delivery.

2.2.5    IAE ensures that at Delivery there will exist an FAA-issued “Type Approval Certificate” for the Spare Engine(s) in accordance with the provisions of the Specification.

2.3      Purchase Price

The purchase price for each Spare Engine equals the applicable unit basic purchase price of such Spare Engine, as set forth in Appendix 2, as may be amended pursuant to Section 2.2 above (the “Spare Engine Purchase Price”).

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2.4       Payment

2.4.1    Willis hereby agrees to make [*] payments for each Spare Engine and other associated equipment in accordance with the following payment schedule:

a.         [*]

b.         [*]

c.         [*]

2.4.2    All payments under this Contract must be made in United States Dollars, without any withholdings or deductions whatsoever, by wire transfer to the following account:

[*]

or at such other account as IAE may notify Willis from time to time.

2.4.3    All payments hereunder will be deemed to have been made only to the extent cleared or good value funds are received by IAE at a bank account in accordance with Section 2.4.2 above.  [*] and provided that Willis submits the preliminary version of the form attached as Appendix 4 in accordance with Section 2.5.2, then, at least [*] prior to the due date of any payment hereunder, IAE will provide Willis with an invoice therefor.  In respect of [*], IAE will provide Willis with an invoice therefor promptly upon execution of this Contract.

2.4.4    Without prejudice to IAE's rights or remedies in equity or at law, all past due payments hereunder will accrue interest at an annual rate equal to [*], in either case from the date the payment was due until the date such payment is received in full by IAE, provided that Willis shall not be liable for any interest accrued in respect of any overdue amount which is being contested in good faith and is ultimately decided in Willis’s favor.

2.5       Delivery, Shipping, Title and Risk of Loss or Damage

2.5.1    Subject to Section 2.6, and following Willis‘s payment in accordance with Section 2.4, IAE will deliver to Willis the Spare Engine(s) (installed inside the Engine Bag and on the Engine Stand, and with a Warranty Bill of Sale in the form of Appendix 5 attached hereto) Ex-Works (INCOTERMS 2010) the Delivery Location, at which time the title to and risk of loss of the Spare Engine(s), Engine Bag and Engine Stand will pass to Willis.  Willis must arrange for transportation of the Spare Engine(s) from the Delivery Location at its sole cost.

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2.5.2    No less than (i) [*] for the preliminary version and (ii) [*] for the final version, in each case prior to the Delivery Date, Willis must provide IAE with instructions as to the marking and transportation details for each Spare Engine by completing the required portions of the form attached as Appendix 4.  The Parties recognize that notwithstanding Section 2.5.2(ii) above, Willis shall be entitled to adjust [*] prior to the Delivery Date without any impact to the Delivery Date; provided, however, that if Willis makes any change to [*], or to [*], in each case within [*] of the Delivery Date, the Parties agree that IAE shall be entitled to up to [*] to process such adjustment and the Delivery Date will be extended accordingly without any liability to either Party.

2.5.3    Provided that Willis complies with Section 2.5.2 above, IAE will provide Willis with the Spare Engine serial number no later than [*] prior to the Delivery Date.

2.6      Conditions Precedent

Without prejudice to Article 6, IAE’s obligation to deliver, or cause to be delivered, the Spare Engine(s), Engine Bag(s) and Engine Stand(s) is subject to the non-existence of the following events, the existence of which will excuse IAE from delivering, or causing to be delivered, the Spare Engine(s), Engine Bag(s) or Engine Stand(s) until such time as the event is cured (provided that such event is capable of being cured):

2.6.1     a continuing event of default (taking into account any applicable grace period) by Willis in any payment due under this Contract (including any Appendix or amendments hereto); or

2.6.2     any event that is a Termination Event (as defined below) or would constitute a Termination Event, but for lapse of time, has occurred and is continuing.

2.7       Documentation, Inspection and Acceptance

2.7.1    IAE will ensure that the Spare Engines conform to the Specification through the maintenance of procedures, systems and records approved by the Certification Authority, and that a duly signed FAA-issued Authorized Release Certificate (FAA Form 8130-3, Airworthiness Approval Tag) or Certificate of Conformity (as the case may be) is issued for such purposes.  In addition, and subject to Section 7.1 herein, IAE will provide Willis with a video borescope inspection in respect of each Spare Engine on or before the Delivery Date thereof.

2.7.2    IAE shall, upon written request from Willis, arrange for Willis to have reasonable access to the appropriate premises in order to examine the Spare Engine prior to the issuance of the conformance documentation and

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to witness the Spare Engine acceptance tests.  The foregoing is subject to: (i) the permission of the appropriate governmental authorities; (ii) Willis’s compliance with all applicable laws, including export laws; (iii) Willis’s compliance with applicable IAE policies and posted rules; and (iv) Willis maintaining the following insurance with respect to any visiting employee or representative: (a) Workers Compensation insurance and (b) Automobile Liability insurance for property damage and bodily injuries, including accidental death.  Willis will at all times remain responsible for any employees or representatives on IAE’s premises, and Willis agrees to indemnify and hold harmless IAE and its shareholders from any claims, allegations, suits (and the like) for personal injury or property damage relating to Willis’s access to IAE’s facilities (“Claims”); provided, however, that the foregoing will not apply to the extent any Claims are related to the gross negligence or willful misconduct of IAE.

2.7.3    The Spare Engines will be accompanied by all of its related documentation on the Delivery Date.  As soon as practicable, but in any event (i) within [*] for a preliminary version and (ii) within [*] for the final version, in each case following Delivery, the VSL Report link within the IAE customer portal will be uploaded with an electronic copy of all such documentation.  In addition to the foregoing, IAE will, on or before the Delivery Date for each Spare Engine and for a period of [*] thereafter, use its best efforts to arrange discussions between [*] and Willis regarding Willis obtaining access to, either as a part of a QEC sale or otherwise, the Power Plant Build Up Manual in respect of such Spare Engine.

2.7.4    If Willis refuses, is unable to accept, or otherwise hinders delivery, or if IAE at Willis’s written request agrees to delay delivery of any Spare Engine, Willis will nevertheless pay to IAE or cause IAE to be paid therefore as if, for the purposes of payment only, such undelivered Spare Engine had been Delivered on the Delivery Date.  Willis will also pay to IAE such reasonable sums as IAE may require for storing, maintaining and insuring such undelivered Spare Engine from the Delivery Date until the date that Willis takes delivery of such Spare Engine.

3.         WARRANTIES, GUARANTEES AND LIABILITIES

3.1       IAE warrants to Willis that, at the time of Delivery, the Spare Engines will be free of defects in material and manufacture and will substantially conform to the Specification.  IAE's liability and Willis’s remedy under this warranty are limited to the repair or replacement, at IAE's election, of the relevant Spare Engine or any Spare Engine Part thereof; provided that (a) such Spare Engine or Spare Engine Part, as applicable, is returned in accordance with IAE’s written shipping instructions, (b) such Spare Engine or Spare Engine Part is determined to be defective by IAE, and (c) that written notice of the defect is given by Willis to IAE no later than the earlier of (i) [*] after the first operation or use of such Spare Engine, (ii) if such Spare Engine is installed in an Aircraft, [*] after such installation, and (iii) if not so operated or installed, [*] after the date of delivery of

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such Spare Engine to Willis. If such Spare Engine or Spare Engine Part is returned in accordance with IAE’s written shipping instructions, and determined by IAE in its sole discretion to have been defective at the time of Delivery, IAE will bear the cost of round-trip transportation of such Spare Engine or Spare Engine Part and the risk of loss thereof.  Except as expressly set forth below, IAE makes no warranty and disclaims all liability for goods, equipment and parts, whether supplied by IAE or not, that were not originally manufactured by or on behalf of IAE, though IAE will, to the extent it has a right to do so, make available to Willis the benefit of any warranty provided by the original manufacturer of such good, equipment or part (including, without limitation, in respect of the Engine Bag and Engine Stand).  IAE warrants to Willis and its successors and permitted assigns that, at the time of conveyance to Willis, IAE will convey good and marketable title to the Spare Engines, the Engine Bags and the Engine Stands, free and clear of all liens, claims, charges and encumbrances whatsoever (collectively, “Liens”), and to the extent such title is not good and marketable or any Spare Engine, Engine Bag or Engine Stand is not free and clear of all Liens as warranted herein, IAE will address and defend all claims and demands to ensure conveyance of good and marketable title to, and the removal of any Liens against, the Spare Engines, the Engine Bags and the Engine Stands, and will indemnify and hold Willis harmless in connection therewith.  In addition, IAE grants and Willis accepts the [*] Engine and Parts Service Policy as set forth in Appendix 3 attached hereto (the warranties collectively stated in this Section 3.1, the “Warranties”).

3.2       The Warranties may not be assigned without the prior written consent of IAE (such consent not to be unreasonably withheld).  Notwithstanding the foregoing, Willis may assign the Warranties to any Permitted Affiliate without IAE’s consent provided that Willis provides IAE with a notice of such assignment to [*] that (i) identifies the Permitted Affiliate; (ii) identifies the relevant Spare Engine serial number(s); and (iii) waives Willis’s right to receive any further benefits under the Warranties with respect to the relevant Spare Engine(s).  Any assignment made in violation of this Section 3.2 is null and void.

3.3       The Warranties provide specified benefits or remedies to Willis as a result of specified events.  Under no circumstances will duplicate benefits or remedies be provided to Willis by IAE or any other source (e.g., an equipment manufacturer) as a result of the same event or cause.  Therefore, notwithstanding any terms of the Warranties to the contrary, Willis waives its eligibility to receive benefits or remedies from IAE if it is eligible to receive or has received duplicative benefits or remedies from IAE or any other source as a result of the same event or cause.

3.4       IAE makes no representation or warranty and IAE accepts no obligation whatsoever, except to the extent set forth in Section 8.15, with respect to any events, occurrences or circumstances arising after Delivery, or any actions of Willis at any time, that might directly or indirectly affect in any way the title of any Spare Engine.  Moreover, with the exception of the express Warranties set forth in this Contract, IAE does not make any express or implied warranty, guarantee or representation with respect to the Spare Engines, Engine Bags or Engine Stands, and hereby EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES,

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INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and, except to the extent expressly assumed by IAE in the express Warranties, Willis assumes all liability for and all damages of any kind or nature whatsoever arising from the use of the Spare Engines, Engine Bags or Engine Stands by Willis or a third party.

3.5       Willis accepts that the Warranties granted to Willis hereunder, together with the express remedies provided herein, are expressly in lieu of, and Willis hereby waives, all other remedies, conditions, guarantees and warranties, whether expressed or implied, including without limitation ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and all other obligations and liabilities whatsoever of IAE and of its shareholders whether in contract, in tort or otherwise, for any defect, deficiency, failure, malfunction or failure to function of any Spare Engines or of the equipment referred to herein, howsoever and whenever acquired by Willis from whatever source.  Neither IAE nor any of its shareholders will be liable to Willis upon any claim therefor or upon any claim howsoever arising from the manufacture, supply or inspection by IAE or any of its shareholders of any Spare Engine, Engine Bag, Engine Stand or any other item of whatever nature, whether in contract, tort or otherwise, except (i) as expressly provided in the Warranties or (ii) any liability arising from IAE’s gross negligence or willful misconduct, and Willis assumes all risk and liability whatsoever not expressly assumed by IAE in the Warranties.  In no event will IAE be liable to Willis for special, incidental, indirect or consequential damages arising in connection with or related to this Contract or the subject of this Contract, including but not limited to damage to, loss of use, revenue or profit, relating to any Spare Engine, any Aircraft on which a Spare Engine is installed, or any Engine Bag or Engine Stand.

3.6       This Article 3 has been the subject of discussion and negotiation and is fully understood by the Parties.  The purchase prices of the Spare Engines, and the agreements of the Parties set forth in this Contract, are derived in consideration of:

3.6.1    the express Warranties of IAE and Willis’s rights thereunder; and

3.6.2    the exclusions, waivers and limitations set forth in Section 3.5.

4.         SUBJECT TO PRIOR SALE

The Parties acknowledge that the Delivery Dates set forth in this contract are tentative and will only be confirmed (thereby triggering IAE’s obligation to satisfy its obligations to Deliver) upon Willis’s payment of [*] in accordance with Section 2.4 and submission of a complete purchase order with IAE for each of the Spare Engines, subject to Section 6.

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5.         SALE AND PART OUT

5.1       Intentionally Omitted.

5.2       Covenant Against Spare Engine Part-Out

Willis will not dissemble, and will contractually prohibit its customers (including any subsequent purchaser of any Spare Engine) from disassembling, the Spare Engines into parts to be used or sold separately for a period equal to the later of (i) not less than [*] from the Delivery Date and (ii) [*] flight hours of operation.  In the event that Willis sells or otherwise transfers a Spare Engine prior to the period set forth above, Willis will ensure that each of Willis and any subsequent transferee applies the restriction of this Section 5.2 to the transferee in the applicable transfer agreement and names IAE as the intended third-party beneficiary of such provision.

Willis’s failure to comply with this Section 5.2 is a material breach of this Contract.

6.         EVENTS OF DEFAULT AND TERMINATION

6.1       Termination Events

6.1.1    Each of the following constitutes a “Termination Event” under this Contract:

a.         Willis commences any case, proceeding or action with respect to it or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or otherwise relating relief from or readjustment of any of its debts or obligations (excluding refinancing of its debt facilities); or

b.         Willis seeks the appointment of a receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets, or makes a general assignment for the benefit of its creditors; or

c.         Willis otherwise becomes subject to any case, proceeding or action of the type referred to in Sections 6.1.1a. or 6.1.1b. that is not stayed, dismissed or discharged within [*] of the filing thereof; or

d.         An action is commenced against Willis seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets that is not stayed, dismissed or discharged within [*] of the filing thereof; or

e.         Willis’s failure to pay when due any amount owed hereunder within [*] following such due date; or

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f.          Willis’s breach of Section 5.2 or Section 7.1, or a material breach of any other provision hereunder.

6.1.2    This Contract will automatically terminate upon the occurrence of any Termination Event specified in Sections 6.1.1a through 6.1.1d above, upon which time all amounts then outstanding hereunder and which Willis is obligated to pay hereunder will become immediately due and payable to IAE, in addition to any and all other remedies available to IAE under applicable law.  Upon the occurrence of any other Termination Event, IAE may, at its option, exercise any and all remedies available to it under applicable law, including, without limitation, the right by written notice, effective immediately, to unilaterally terminate this Contract, upon which time all amounts then outstanding hereunder and which Willis is obligated to pay hereunder will become immediately due and payable to IAE.  In the event of any Termination Event, all payments previously made by Willis hereunder are non-refundable.

6.2      Effect of Termination

Upon the expiration or termination of this Contract, all rights and obligations of the Parties, including without limitation IAE’s obligation to deliver goods not yet delivered, will terminate.  Notwithstanding the foregoing, any liabilities and obligations (including payment obligations and the Warranties) that have accrued and have not been previously paid, executed or discharged prior to expiration or termination will survive.

7.         COMPLIANCE WITH LAW, GOVERNING LAW AND FORUM

7.1       Compliance with Export/Import Laws and Regulations

Willis agrees that it will not directly or indirectly sell, export, re-export, transfer, divert, or otherwise dispose of any goods, software, technical data (including products derived from or based on such technical data), or services received directly or indirectly from IAE to any Prohibited Party (as defined below) without obtaining prior authorization from the relevant government authorities as required pursuant to applicable export laws.

“Prohibited Parties” means, collectively, those countries and persons to whom the sale, export, re-export, transfer, diversion or other disposition of any goods, software, technical data or services is prohibited by the applicable export laws and related regulations of the United States or European Union Governments.

Willis’s failure to strictly comply with this Section 7.1 is a material breach of this Contract.

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7.2       Governing Law and Forum

7.2.1    This Contract is governed by and construed and enforced in accordance with the substantive laws of the State of New York, United States of America, without regard to principles of conflicts of law.  The United Nations Convention of Contracts for the International Sale of Goods shall not apply.

7.2.2    The Parties irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the State of New York, Borough of Manhattan, United States of America, in connection with any suit, action or proceeding (including, without limitation, arbitration) arising out of or relating to this Contract and IRREVOCABLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  FURTHER, THE PARTIES HERETO AGREE TO WAIVE ANY RIGHTS EITHER OF THEM MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING.  In the event of any dispute, the Parties will attempt to amicably resolve any controversy, dispute, claim, difference or matter arising out of this Contract (“Dispute”).  If those efforts prove unsuccessful within [*] from notice of such Dispute, then the Parties will participate in two phases of dispute resolution, each phase to be conducted solely in English.  Phase one will be high level management meetings to be held within [*] after written request by either Party, which will not exceed [*] in duration.  Phase two will be binding arbitration which will take place in the State of New York, Borough of Manhattan, United States of America, in accordance with the then-current Commercial Rules of the American Arbitration Association, before three (3) arbitrators.  Each Party will pick one (1) arbitrator and the Parties will agree on the third (3rd) arbitrator.  If the Parties are unable to agree on the third (3rd) arbitrator, then the two (2) individually-chosen arbitrators will agree on a third (3rd) arbitrator. Each arbitrator must be an attorney who is actively engaged in the practice of arbitration, specializing in either general commercial litigation or general corporate or commercial matters.  The language to be used in the arbitral proceedings shall be English.  Reasonable examination of opposing witnesses in oral hearing will be permitted.  Each Party will bear its own costs of presenting or defending its position in the arbitration.  The final award of the arbitrator shall be final, binding and non-appealable and judgment may be entered thereon in any court having jurisdiction thereof.

7.2.3    Notwithstanding the foregoing, neither Party is prohibited from bringing an action to enforce an arbitral award or seek injunctive or equitable relief.  The Parties hereby consent to the non-exclusive jurisdiction of the state and federal courts of general jurisdiction of the State of New York,

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Borough of Manhattan for such purposes.  THE PARTIES WAIVE THE RIGHT OF JURY TRIAL, IF APPLICABLE.

7.2.4    Each Party will comply with all applicable United States of America laws, rules and regulations in exercising its rights and performing its obligations hereunder.

7.2.5    The Parties agree that all controversies, disputes, claims, differences or matters that arise from this Contract and any arbitration that arise thereof are subject to the provisions set forth in Section 8.4.

8.         MISCELLANEOUS

8.1       Delay in Delivery

8.1.1    If IAE is hindered or prevented from performing any obligation hereunder, including but not limited to delivering any Spare Engine by its Delivery Date by reason of:

a.         any cause beyond the reasonable control of IAE, or

b.         fires, industrial disputes or introduction of essential modifications ((a) and (b) together, “Force Majeure”);

the Delivery Date will be extended by a period equal to the period for which delivery was so hindered or prevented, and IAE will have no liability whatsoever in respect of such delay.  Notwithstanding the foregoing, If IAE is hindered or prevented, or if IAE determines that it will be hindered or prevented, from Delivering any Spare Engine to Willis due to Force Majeure for a period longer than the earlier to occur of (a) [*] after the Delivery Date set forth in Appendix 2 or (b) [*] (a “Force Majeure Delay”), both Parties shall meet to discuss in good faith an extension of the applicable Delivery Date or another amendment to this Contract.  If the Parties do not agree on such extension or amendment, then Willis shall be entitled to terminate its obligation to purchase the Spare Engine(s) affected by such Force Majeure Delay, with immediate effect and without judicial recourse, by giving IAE a written notice of its intention to do so, without liability resulting from such Force Majeure Delay for either Party; provided, however, that IAE will promptly return [*] for such Spare Engine(s).

8.1.2    If, by reason of any of the causes set forth in Section 8.1.1 above, IAE is hindered or prevented from delivering any goods (including any Spare Engines) to purchasers (including Willis), then IAE shall have the right to allocate, in good faith and in its own discretion, such goods as they become available among all such purchasers and IAE shall have no liability whatsoever to Willis for any delay in delivery resulting from such

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allocation.  The Delivery Date will be extended by a period equal to the period of delay resulting from such allocation by IAE.

8.1.3    If IAE is hindered or prevented from Delivering any Spare Engine to Willis due to a reason other than Force Majeure for a period longer than the earlier to occur of (a) [*] after the Delivery Date set forth in Appendix 2 or (b) [*] (an “Inexcusable Delay”), both Parties shall meet to discuss in good faith an extension of the applicable Delivery Date or another amendment to this Contract.  If the Parties do not agree on such extension or amendment, then Willis shall be entitled to terminate its obligation, at its option, to purchase either (i) the Spare Engine(s) affected by such Inexcusable Delay, or (ii) any undelivered Spare Engine(s) remaining under the Contract, with immediate effect and without judicial recourse, by giving IAE a written notice of its intention to do so, without liability resulting from such Inexcusable Delay for either Party; provided, however, that IAE will promptly return [*]) for such Spare Engine(s).

8.2       Patents

8.2.1    Subject to the conditions set forth in this Section 8.2 and as the sole liability of IAE in respect of any claims for infringement of intellectual property rights, IAE will indemnify Willis against any claims alleging that the use of the Spare Engines by Willis within any country subject to Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) at the date of such claim infringes any patent, design, or model duly granted or registered.  Notwithstanding the foregoing, IAE will not incur any liability to Willis for any consequential damages or any loss of use of any Spare Engine or of the Aircraft on which a Spare Engine is installed arising directly or indirectly as a result of such claim.

8.2.2    Willis will promptly give IAE written notice of any infringement claim whereupon IAE will have the right in its sole discretion to assume the defense of, or dispose or settle such claim at its own expense.  Willis will assist IAE in all reasonable respects in connection with IAE’s defense, disposition or settlement of such claim.  Willis will not perform any act or omission that may directly or indirectly prejudice IAE in connection with the matters set forth in this Section 8.2.

8.2.3    IAE may, at its discretion, provide a substantially equivalent non-infringing Spare Engine of equal or greater value in substitution for any alleged infringing Spare Engine.

8.2.4    Section 8.2.1 will not apply to claims for infringement in respect of (i) any good manufactured to the specific design instructions of Willis;  (ii) any good not designed, manufactured or supplied by IAE (IAE will in the event of any claim for infringement assign to Willis the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such good to the

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extent IAE has the right to do so); (iii) the manner or method in which any Spare Engine is installed on an Aircraft; or (iv) any combination of a Spare Engine with any other item or items other than an Aircraft.

8.3       Right of Setoff

IAE reserves its right to set off any credits issued to Willis under the Spare Engine Warranties against any of Willis‘s outstanding payment obligations to IAE under this Contract or any other agreement solely between IAE and Willis.

8.4       Non-Disclosure and Non-Use

8.4.1    Subject to Section 8.4.3 below, Willis agrees to not disclose to any third party (other than the Permitted Affiliates in connection with the potential or actual assignment of this Contract, together with Willis’s or such Permitted Affiliates’ employees, directors, officers, financiers and professional advisers, provided that each such person or entity has a need to know and further provided that each such person or entity is bound by non-disclosure requirements at least as restrictive as those contained herein) any Information that it acquires directly or indirectly from IAE and agrees not to use the same other than for the purpose for which it was disclosed, or to the extent permitted under Section 8.4.5, without the written approval of IAE.  For purposes of this Section 8.4, “Information” includes but is not limited to all oral or written information, know-how, data, reports, drawings and specifications, and all provisions of this Contract.

8.4.2    Willis is responsible for the observance of the provisions of Section 8.4.1 above by its employees, professional advisers, and any parties to which Willis discloses Information in accordance herewith.

8.4.3    Section 8.4.1 above does not apply to information that is or becomes generally known in the aero engine industry nor prevent disclosure of Information solely to the extent necessary for Willis to lease, sell or maintain the Spare Engine (i.e. Spare Engine records).

8.4.4    Willis will obtain and maintain at all times all required authorizations, including without limitation all export licenses, import licenses, exchange permits and any other governmental authorizations required in connection with the transactions contemplated under this Contract.  Willis will restrict disclosure of any and all Information in obtaining such licenses, permits, or authorizations.  Willis will ship, deliver or otherwise convey, as applicable, the Spare Engines and Information only to those destinations permitted under such licenses, permits, or authorizations.

8.4.5    If Willis is required to disclose any Information through a valid governmental, judicial or regulatory agency order, including any applicable stock exchange rules, Willis will:  (i) provide IAE with prompt written notice

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of such requirement, together with a full and complete copy of such governmental, judicial or regulatory agency order, so that IAE may seek a protective order or any other remedy, or waive compliance with the terms of this Contract to the extent necessary to allow Willis to comply with such governmental, judicial or regulatory agency order; and (ii) take all available actions to resist or narrow the required disclosure to only such Information as is specifically required to respond to such order, and to maintain the confidentiality of all such other undisclosed Information to the fullest extent permitted by law.  If Willis is required to disclose this Contract as a “material definitive agreement” under Securities and Exchange Commission (“SEC”) regulations, the Parties agree as follows, in each case, to the extent permitted by such regulations and any determination of the SEC: (i) in its 8-K filing, Willis will not disclose the Spare Engine models that are the subject of this Contract and will only disclose the extended list price of all of the Spare Engines, and (ii) with respect to the 10-Q filing that will attach this Contract, Willis will allow IAE to provide, and will consider, its determination of what portions of the Contract can be redacted and filed separately with the SEC provided that such determination is provided in a timely manner.

8.5       Taxes

8.5.1    Subject to Section 8.5.2 below, IAE will pay all imposts, duties, fees, taxes and other like charges levied against IAE by any tax authority or any agency thereof in connection with each Spare Engine prior to its delivery to Willis.

8.5.2    All amounts payable by Willis pursuant to this Contract exclude value added tax, sales tax or taxes on turnover.  In the event that the supply of goods under this Contract is subject to value added tax, sales tax or taxes on turnover, such tax will be borne by Willis.  If applicable, Willis will no later than [*] following the execution hereof notify IAE in writing of its European Community value added tax code.

8.5.3    Willis will pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied.

8.6       Amendment

This Contract may be amended only by written agreement by the Parties.

8.7       Assignment

Willis may not assign this Contract or any of its obligations hereunder, whether in whole or part, without the prior written consent of IAE. Notwithstanding the foregoing, Willis may, upon prior written notice to IAE, assign this Contract or any

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of its obligations hereunder, whether in whole or part, to any Permitted Affiliate(s), without the prior written consent of IAE.

IAE may, without recourse, assign this Contract or any of its rights and/or delegate any of its obligations hereunder (a) to any subsidiary or affiliate of IAE or United Technologies Corporation, or (b) in connection with any merger, consolidation, reorganization, or voluntary sale or transfer of its assets; provided that such assignee and/or delegate is:  (i) solvent at the time of such transfer; and (ii) to the extent required by law, authorized by the applicable regulatory authorities to perform or procure the performance of all obligations being delegated and/or assigned.

Any assignment made in violation of this Section 8.7 will be null and void.

8.8       Severability and Invalidity

If any provision of this Contract or the application thereof to either Party is or becomes invalid, illegal or unenforceable to any extent, the remainder of this Contract and the application thereof will not be affected and will be enforceable to the fullest extent permitted by law.

8.9       Appendices

In the event of any unresolved conflict or discrepancy between the Appendices (which are hereby expressly made a part of this Contract) and the terms contained within the body of this Contract, the terms contained within the body of this Contract will control.

8.10     Headings

The Section headings and the Table of Contents are for informational purposes only, do not form a part of this Contract, and shall not govern or affect the interpretation of this Contract.

8.11     Notices

Except as expressly agreed in this Contract, all notices hereunder will be in English and sent by certified mail or recognized international carrier to:

In the case of IAE:

IAE International Aero Engines AG

400 Main Street

Mail Stop 121-10

East Hartford, Connecticut 06118

United States of America

Attention:

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In the case of Willis:

Willis Lease Finance Corporation

773 San Marin Drive

Suite 2215

Novato, California 94998

United States of America

Attention:

or in each case to such other address as may be notified from time to time by either Party in accordance with this Section 8.11.

8.12     Exclusion of Other Provisions and Previous Understandings

8.12.1  This Contract (including all Appendices) expresses the complete and exclusive agreement of the Parties relating to the subject matter hereof and applies to the exclusion of all other provisions on or attached to or otherwise forming part of any order form of Willis, or any acknowledgment or acceptance by IAE, or of any other document relating to the subject matter hereof.

8.12.2  Neither Party has relied on any representations, agreements, statements or understandings made prior to the execution of this Contract, whether orally or in writing, relating to the subject matter hereof, other than those expressly incorporated in this Contract.  This Contract represents the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior representations, agreements, statements and understandings.

8.13    No Construction Against Drafter

This Contract has been the subject of negotiation between the Parties.  If an ambiguity or question of intent arises with respect to any provision herein, this Contract will be construed as if drafted jointly by IAE and Willis and no presumption or burden of proof will arise favoring or disfavoring either Party by virtue of authorship of any of the provisions of this Contract.

8.14   [*]

8.14.1  [*]  The Parties further agree to amend [*] to incorporate the applicable serial numbers and thrust rating of each such Spare Engine in [*] and [*] after the Delivery of the final Spare Engine, provided that such amendment will not impact each such Spare Engines treatment as a [*] thereunder.

8.14.2  [*]  The Parties further agree to amend [*] to incorporate the applicable serial numbers and thrust rating of each such Spare Engine in [*] and [*]

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after the Delivery of the final Spare Engine, provided that such amendment will not impact each such Spare Engines treatment as a [*] thereunder.

8.15   International Registry

IAE acknowledges and agrees that it will cooperate with Willis in order to register the Warranty Bill of Sale for each Spare Engine Delivered under this Contract as a Contract of Sale on the International Registry within [*] following the transfer of title of each Spare Engine.

8.16   Technical Training

IAE will credit Willis’s account with the IAE-designated customer training center in East Hartford, Connecticut (“CTC”), [*], an amount equal to [*] Student-Days of technical training for each Spare Engine Delivered (the “Training Credits”).  The Training Credits may be used towards any [*]-related training courses detailed in CTC’s training catalog.  As used herein, “Student-Days” equals the number of students multiplied by the number of class days.  All training credits provided under this Section 8.16 must be taken within [*] after delivery of the last Spare Engine.

8.17   Acceptance, Execution and Enforceability

This Contract is available for the Parties’ consideration until March 16, 2018.  Should the terms and conditions of this Contract be acceptable to Willis, please indicate such acceptance by having a duly authorized official of Willis sign two (2) duplicate originals and return a copy via email in PDF format to [*] at [*] by March 16, 2018, with both signed originals to promptly follow via certified mail or recognized international carrier to [*] by March 16, 2018.

This Contract may be executed in one or more counterparts, each of which will for all purposes be deemed to be an original and all of which when taken together will constitute one and the same instrument.

Upon the full execution of this Contract, this document will become enforceable and will be deemed executed in the State of New York, U.S.A.  After acceptance by IAE, IAE will return one (1) fully executed duplicate original to Willis.  The Parties agree that facsimile or PDF format signatures are deemed to be of the same force and effect as an original executed document.

[Remainder of page intentionally blank.  Signatures on following page.]

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IN WITNESS WHEREOF, the Parties have caused this Contract to be duly executed as of the date first stated above and deem that it is executed in the State of New York, U.S.A.

IAE International Aero Engines AG

By:

Name:

Title:

Willis Lease Finance Corporation,
for itself and as Servicer

By:

Name:

Title:

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APPENDIX 1

[*] ENGINE MODEL SPECIFICATION

[See Attached]

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[*] Engine Model Specification

[*]

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[*] Engine Model Specification

[*]

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APPENDIX 2

DELIVERY SCHEDULE AND PRICING

Spare Engine Rank	Spare Engine Model[1]	Delivery Date[2]	Spare Engine Purchase Price[3]
1	[*]	[*]
2	[*]	[*]
3	[*]	[*]
4	[*]	[*]
5	[*]	[*]
6	[*]	[*]	See below
7	[*]	[*]
8	[*]	[*]
9	[*]	[*]
10	[*]	[*]
11	[*]	[*]
12	[*]	[*]

[1]Willis will notify IAE no later than [*] prior to the Delivery Date whether Willis requires that the Spare Engine be delivered in [*].

2IAE will be obligated to deliver each Spare Engine by [*].  Notwithstanding the foregoing, IAE and Willis agree to meet [*] to discuss in good faith the potential acceleration of one or more Delivery Dates within [*].  Should the Parties agree in writing to accelerate one or more Delivery Dates, such accelerated date(s) will become the Delivery Date(s) for all purposes of this Contract.

[3]Spare Engine Purchase Price:

[*]

[*]

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APPENDIX 3

[*] ENGINE AND PARTS SERVICE POLICY

[See attached]

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IAE

INTERNATIONAL AERO ENGINES AG

[*] ENGINE AND PARTS SERVICE POLICY

Issued:  [*]

Revised:  [*]

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IAE

INTERNATIONAL AERO ENGINES AG

 [*] ENGINE AND PARTS SERVICE POLICY

This Engine and Parts Service Policy (“Service Policy”) is a statement of the terms and conditions under which IAE International Aero Engines AG (“IAE”) will grant the Operators of new [*] Engines certain Credit Allowances and adjustments in the event that Parts of such Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced.  This Service Policy becomes effective on the acceptance of the Operator's first new [*] Engine.

This Service Policy is divided into seven sections:

Section I	describes the Credit Allowances which will be granted should the Engine suffer a Failure.	Page 29

Section II	describes the Credit Allowances which will be granted should a Primary Part Suffer a Failure.	Page 31

Section III	lists the Class Life for those Primary Parts for which Credit Allowances will be granted.	Page 31

Section IV	describes the Credit Allowances which will be granted when the establishment or reduction of a Parts Life Limit is mandated.	Page 32

Section V	describes the Credit Allowances and adjustments which will be granted when IAE declares a Campaign Change.	Page 33

Section VI

contains the definitions of certain words and terms used throughout this Service Policy.  These words and terms are identified in the text of this Service Policy by the use of initial capital letters for such words and terms.

Page 34

Section VII	contains the general conditions governing the application of this Service Policy.	Page 40

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I.          ENGINE FAILURE CREDIT ALLOWANCES

A.         First Run Engine, Module and Part

1.         A First Run Engine is an Engine with [*] hours (or cycles, whichever comes first) or less Engine Time, a First Run Module is a Module with [*] hours (or cycles, whichever comes first) or less Module Time, and a First Run Part is a Part with [*] hours (or cycles, whichever comes first) or less Parts Time operating in a First Run Engine or a First Run Module.

2.         If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part, IAE will grant to the Operator:

a.         A [*] percent Parts Credit Allowance for any First Run Part Scrapped, or

b.         A [*] percent Labor Credit Allowance for any First Run Part Repaired.

3.         If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph A.2. above, grant to the Operator:

a.         A [*] percent Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the First Run Part, and

b.         A [*] percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

4.         If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Engine or Module or accomplish the Parts Repair at no charge to the Operator rather than providing the above Credit Allowances.  Such work will be accomplished at a [*] Maintenance Center designated by IAE.  Transportation charges to and from the Maintenance Center shall be paid by the Operator.

B.         Extended First Run Engine, Module and Part

1.         An Extended First Run Engine is an Engine with more than [*] hours (or cycles, whichever comes first) Engine Time but not more than [*] hours (or cycles, whichever comes first) Engine Time, an Extended Run Module is a Module with more than [*] hours (or cycles, whichever comes first) Module Time, but not more than [*] hours (or  cycles, whichever comes first)  Module Time, and an Extended First Run Part is a Part with [*] hours (or

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cycles, whichever comes first) or less Parts Time operating in an Extended First Run Engine or an extended First Run Module.

2.         If an Extended First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also an Extended First Run Part, IAE will grant to the Operator:

a.         A pro rata Parts Credit Allowance for any Extended First Run Part Scrapped, or

b.         A pro rata Labor Credit Allowance for any Extended First Run Part Repaired.

If the Extended First Run Part is a Primary Part (Section III), the pro rata Credit Allowances will be based on [*] percent at [*] hours (or cycles, whichever comes first) Engine Time which then decreases, pro rata, to [*] percent at [*] hours (or cycles, whichever comes first) Engine Time, or, [*] percent to [*] hours Parts Time which then decreases, pro rata, to [*] percent at the end of its Class Life (Section III), whichever is greater.

If the Extended First Run Part is not a Primary Part, the pro rata Credit Allowances will be based on [*] percent at [*] hours (or cycles, whichever comes first) Engine Time which then decrease, pro rata, to [*] percent at [*] hours (or cycles, whichever comes first) Engine Time.

3.         If such Damage of an Extended First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph B.2. above, grant to the Operator:

a.         A pro rata Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the Extended First Run Part, and

b.         A pro rata Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

The pro rata Credit Allowances will be based on [*] percent at [*] hours (or cycles, whichever comes first) Engine Time, which then decreases, pro rata, to [*] percent at [*] hours (or cycles, whichever comes first) Engine Time.

Note:    Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

C.         Engine or Module Failure Credit Allowances Illustration

[*]

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Note:    The Primary Parts Credit Allowances Illustration (Section II, Paragraph B) is also applicable to the Credit Allowances which are based on Parts Time as described in Section I, Subparagraph B.2.

II.         PRIMARY PARTS CREDIT ALLOWANCE

A.         Primary Parts Other Than First Run Parts or Extended First Run Parts

1.         Primary Parts are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

2.         The Primary Parts Credit Allowances described in Subparagraph A.3 below will be based on [*] percent to [*] hours total Parts Time which then decreases, pro rata, to [*] percent at the end of the applicable hourly Class Life.

3.         If a Primary Part which is not a First Run Part or an Extended First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a Primary Part, IAE will grant to the Operator:

a.         A Parts Credit Allowance for any Primary Part Scrapped, or

b.         A Labor Credit Allowance for any Primary Part Repaired in accordance with a Parts Repair designated in writing by IAE as being eligible for a Credit Allowance under this Section II, Paragraph A.

Note:    Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

B.         Primary Parts Credit Allowances Illustration

[*]

A = CLASS A PRIMARY PARTS (Page 35)

B = CLASS B PRIMARY PARTS (Page 36)

C = CLASS C PRIMARY PARTS (Page 36)

III.        IDENTIFICATION OF PRIMARY PARTS

The following Parts are defined as Primary Parts while such Parts are within the Class Life indicated.  Class Life is the period, expressed in either hours or Parts Time or number of Parts Cycles during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

CLASS A ([*] HOURS PARTS TIME)

[*]

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CLASS B ([*] HOURS PARTS TIME)

[*]

CLASS C ([*] HOURS PARTS TIME FOR DAMAGE,

[*] PARTS CYCLES FOR LIFE LIMIT REDUCTION)

[*]

IV.        PARTS LIFE LIMIT ALLOWANCES

A.         A Parts Life Limit is the maximum allowable Parts Time or Parts Cycles for specific Parts as established by IAE and the United States Federal Aviation Administration.

B.         Credit Allowances

1.         Class A and Class B Primary Parts

If a Parts Life Limit is established which results in Part Scrappage at less than [*] hours Parts Time for a Class A Primary Part or less than [*] hours Parts Time for a Class B Primary Part, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on [*] percent to [*] hours total Parts Time which then decreases, pro rata, to [*] percent at the end of [*] hours total Parts Time for a Class A Primary Part or [*] hours total Parts Time for a Class B Primary Part.

2.         Class C Primary Parts

If a Parts Life Limit is established for a Class C Primary Part which results in Part Scrappage in less than [*] total Parts Cycles, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on [*] percent at [*] total Parts Cycles which then decreases, pro rata, to [*] percent at [*] total Parts Cycles.

In addition, IAE will grant a similarly calculated Labor Credit Allowance and Parts Credit Allowance for that labor and those Expendable Parts which are solely related to the removal and replacement of such Class C Primary Parts and is additional to other maintenance being performed on the Engine or Module.

Note:    Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

C.         Parts Life Limit Credit Allowances Illustrations

[*]

A = CLASS A PRIMARY PARTS (Page 35)

B = CLASS B PRIMARY PARTS (Page 36)

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[*]

C = CLASS C PRIMARY PARTS (Page 36)

V.         CAMPAIGN CHANGE CREDIT ALLOWANCES AND ADJUSTMENTS

A.         In the event of a Campaign Change IAE will grant the Credit Allowances and Adjustments specified in this Section V to the Operator when Campaign Change recommendations are complied with by the Operator.

B.         Standard Allowances

1.         A [*] percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with [*] hours (or cycles, whichever comes first) or less total Parts Time.

2.         A pro rata Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than [*] hours (or cycles, whichever comes first) total Parts Time but less than [*] hours (or cycles, whichever comes first) total Parts Time.  The pro rata Parts Credit Allowance will be based on [*] percent at [*] hours (or cycles, whichever comes first) total Parts Time which then decreases, pro rata, to [*] percent at [*] hours (or cycles, whichever comes first) total Parts Time.

3.         A [*] percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than [*] hours (or cycles, whichever comes first) total Parts Time.

4.         A [*] percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with [*] hours (or cycles, whichever comes first) or less total Parts Time which are Reoperated in accordance with the Campaign Change.

5.         A pro rata Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than [*] hours (or cycles, whichever comes first) total Parts Time but less than [*] hours (or cycles, whichever comes first) total Parts Time which are Reoperated in accordance with the Campaign Change.  The pro rata Labor Credit Allowance will be based on [*] percent at [*] hours (or cycles, whichever comes first), total Parts Time which then decreases, pro rata, to [*] percent at [*] hours (or cycles, whichever comes first) total Parts Time.

6.         A [*] percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than [*] hours (or cycles, whichever comes first) total Parts Time which are Reoperated in accordance with the Campaign Change.

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7.         A [*] percent Labor Credit Allowance for disassembly and reassembly of the Engine or Module, if the disassembly of the Engine or Module is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

Note:    Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

C.         Campaign Change Credit Allowances Illustration

[*]

Note:    The Labor Credit Allowance for Engine or Module disassembly and reassembly remains at [*].

D.         Optional Credit Allowances and Adjustments

1.         When IAE declares a Campaign Change, IAE at its sole option, may grant to the Operator Credit Allowances and adjustments, such as, but not necessarily limited to:

a.         No Charge material;

b.         Specifically priced material;

c.         Single credit settlements for the Operators' fleet;

d.         Fixed Credit Allowance support for each Engine.

2.         These optional Credit Allowances and Adjustments may be provided:

a.         Instead of the standard Credit Allowances of Section V, Paragraph B;

b.         In addition to the standard Credit Allowances of Section V, Paragraph B; or

c.         As a portion of the standard Credit Allowances of Section V, Paragraph B.

3.         In no event shall the value to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Credit Allowance, per Section V, Paragraph B.  In considering the use of these optional Credit Allowances and adjustments, IAE will consider the financial and administrative impact on the Operator.

VI         DEFINITIONS

A.         CAMPAIGN CHANGE is an IAE program expressly referencing this Service Policy and so designated in writing, for the Reoperation, replacement, addition or deletion of Part(s) and is characterized by the granting of certain Credit Allowances to the

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Operator when such program recommendations are complied with by the Operator.

B.         CLASS LIFE is the period, expressed in either hours of Part Time or number of Parts Cycles, during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

C.         COMMERCIAL AVIATION USE is the operation of Engines in Aircraft used for commercial, corporate or private transport purposes.  The operation of Engines by government agencies or services is normally excluded except that IAE will consider written requests for the inclusion of such Engines under the provisions of this Service Policy.

D.         CREDIT ALLOWANCES

1.         PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formulas:

a.         [*] percent Parts Credit Allowance                 =          [*]

b.         [*] percent Parts Credit Allowance                 =          [*]

c.         Pro rata Parts Credit Allowance                     =

(1)   For a Class A, Class B or Class C Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

[*]

(2)   For a Class C Primary Part for which a Parts Life Limit is established:

[*]

(3)   For replacement of a Part because of a Campaign Change, when such a Part has more than [*] hours (or cycles, whichever comes first) Parts Time but less than [*] hours (or cycles, whichever comes first) Parts Time:

[*]

d.         Extended First Run Parts Credit Allowance              =

[*] or [*]

2.         LABOR CREDIT ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be

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granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped:

a.         [*] percent Labor Credit Allowance                =          [*]

b.         [*] percent Labor Credit Allowance                =          [*]

c.         Pro rata Labor Credit Allowance                    =

(1)   For a Class A, Class B or Class C Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

[*]

(2)   For a Class C Primary Part for which a Parts Life Limit is established:

[*]

(3)   For replacement of a Part because of a Campaign Change, which such a Part has more than [*] hours (or cycles, whichever comes first) Parts Time but less than [*] hours (or cycles, whichever comes first) Parts Time:

[*]

d.         Extended First Run Labor Credit Allowance =

[*] or [*]

3.         The variables used in calculating the above allowances are defined as:

P          =         a.          For a Part Scrapped because of Direct Damage, Resultant Damage or a Parts Life Limit being established, the IAE commercial price of the Part Scrapped current at the time of either the Engine removal or Part removal, whichever occurs sooner, or

b.       For replacement of a Part because of a Campaign Change, the IAE commercial price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

T          =          a.         For a Primary Part which has suffered Direct Damage or Resultant Damage, the actual Parts Time on the Part minus [*] hours, or

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b.       For a Class A or Class B Primary Part for which a Parts Life Limit is established, the actual Parts Time on the Part minus [*] hours, or the Parts Life Limit minus [*] hours, whichever is greater, or

c.       For replacement of a Part because of a Campaign Change, when such a Part has more than [*] hours (or cycles, whichever comes first), Parts Time but less than [*] hours (or cycles, whichever comes first) Parts Time, the actual Parts Time on the Part.

C          =          For a Class C Primary Part for which a Parts Life Limit of [*] Cycles is established the actual Parts Cycles on the Part.

Lt               =          Either:

a.       For a Primary Part which has suffered Direct Damage or Resultant Damage, the hours indicated in Section III minus [*] hours, or

b.       For a Class A or Class B Primary Part for which a Parts Life Limit is established, the hours indicated in Section III minus [*] hours.

Lc              =          For a Class C Primary Part for which a Parts Life Limit is established at [*] total Parts Cycle.

H          =         The man-hours required to accomplish the work as established in writing by IAE.

R          =         The labor rate, expressed in U.S. Dollars per hour, which will be determined as follows:

a.       If the labor is performed at the Operator's facility or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor’s labor rate where the labor rates were determined and agreed in writing by IAE in accordance with IAE Labor Estimate Form, or

b.       If the labor is performed by IAE, the labor rate will be the then-current designated warranty labor rate as determined by IAE.

E          =         Actual Engine Time on an Extended First Run Engine.

E.         DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

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F.         ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair of a Part as determined by IAE, exclusive of modification and transportation costs, will be equal to or less than [*] percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

G.        ENGINE(S) means those [*] Engine(s), as described by IAE Specifications, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare Engine.  An Engine which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Credit Allowances and Adjustments under the provisions of this Service Policy.

H.         ENGINE OR MODULE TIME is the total number of flight hours of operation of an Engine or a Module.

I.          EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

J.         EXTENDED FIRST RUN ENGINE OR MODULE is an Engine or Module with more than [*] hours (or cycles, whichever comes first) Engine or Module Time but not more than [*] hours (or cycles, whichever comes first) Engine or Module Time.

K.         EXTENDED FIRST RUN PART means a Part with [*] hours (or cycles, whichever comes first) or less Parts Time operating in an Extended First Run Engine.

L.         FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

M.        FIRST RUN ENGINE OR FIRST RUN MODULE is an Engine or Module with [*] hours (or cycles, whichever comes first), or less Engine or Module Time.

N.         FIRST RUN PART is an Engine Part with [*] hours (or cycles, whichever comes first), or less Parts Time operating in a First Run Engine.

O.        MAINTENANCE CENTER means the IAE shareholder maintenance center designated by IAE from time to time to perform services under this Service Policy.

P.         MODULE(S) means any one or more of the following assemblies of Parts:

Fan Assembly and Low Pressure Compressor Assembly

High Pressure Compressor Assembly

High Pressure Turbine Assembly

Low Pressure Turbine Assembly

Main gearbox

Any other Assembly of Parts so designated by IAE

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Q.        OPERATOR is the owner of one or more Engines operated for Commercial Aviation Use, the lessee if such Engine(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

R.         PART(S) means Engine parts sold by IAE and delivered to the Operator as original equipment in an Engine or Engine parts sold and delivered by IAE to the Operator as new spare parts in support of an Engine.

S.         PARTS CYCLE(S) means the aggregate total number of times a Part completes an Aircraft takeoff and landing cycle, whether or not thrust reverser is used on landing.  As pilot training will involve extra throttle transients such as touch and go landings and takeoffs, IAE shall evaluate such transients for Parts Cycle determination.

T.         PARTS LIFE LIMIT is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE or by the United States Federal Aviation Administration.  Parts Life Limits are published in the Time Limits Section (Chapter 05) of the applicable [*] Engine Manual.

U.         PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

V.         PARTS TIME is the total number of flight hours of operation of a Part.

W.        PRIMARY PART(S) are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

X.         RECONDITIONING means the restoration of an Engine or Module allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Engine or Module as a serviceable unit.  When such Reconditioning is performed by IAE, the Parts Time or Parts Cycles, as applicable, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part.  Said replaced Part shall become the property of IAE.

Y.         REOPERATION is the alteration to or modification of a Part.

Z.         RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Engine.

AA.      SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable.  The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine Part and, if requested by IAE, provide scrap tags to IAE for such Parts.

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VII        GENERAL CONDITIONS

The following general conditions govern the application of this Service Policy:

A.         Records and Audit

The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

B.         Scrapping of Parts

1.         Scrappage Verification

Any Part for which a Parts Credit Allowance is requested shall be verified in writing by the IAE Field Representative or another IAE designee as Scrap, prior to the issuance of the Parts Credit Allowance.  Operator shall provide sufficient information to identify the Part, the Engine from which the Part was removed and the reason for Scrappage.

2.         Return of Parts

IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested.  Such return shall be a condition for the issuance of a Parts Credit Allowance.

3.         Transportation Expenses

Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from IAE for examination and verification; except that IAE shall pay the expense if such Parts are shipped at the request of IAE.

4.         Title

Title to such Parts returned to IAE shall vest in IAE:

a.          Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

b.          Upon shipment, when such Parts are determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

C.         Repairability Requirements

The Operator shall set aside and exclude from the operation of this Service Policy for a period of [*] any Part for which IAE states it has, or plans to initiate, an active

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program to achieve a repair, corrective Reoperation or Parts Life Limit extension.  In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this [*] period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said [*] period only if agreed to by the Operator.

D.         Exclusions from Service Policy

This Service Policy will not apply to any Engine, Module or Part if it has been determined to the reasonable satisfaction of IAE that said Engine, Module or Part has Failed because it:

1.         Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE, or

2.         Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

3.         Has been repaired or altered other than by an IAE designated [*] Maintenance Center in such a way as to impair its safety, operation or efficiency, or

4.         Has been subjected to:

a.         Misuse, neglect, or accident, or

b.         Ingestion of foreign material, or

5.         Has been affected in any way by a part not defined as a Part herein, or

6.         Has been affected in any way by a repair or maintenance practice not approved by IAE, or

7.         Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

E.         Payment Options

IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account with IAE or as a Part replacement.

F.         Presentation of Claims

Any request for a Credit Allowance must be presented to IAE not later than [*] after the removal from service of the Engine or Part for which the Credit Allowance is requested.  If IAE disallows the request, written notification will be provided to the Operator.  The Operator shall have [*] from such notification to request a

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reconsideration of the request for Credit Allowance.  IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

G.        Duration of Service Policy

This Service Policy will normally cease to apply to all Parts in any Engine that is more than [*] as measured from the date of shipment of the Engine from the factory.  Unless advised to the contrary by IAE, this Service Policy shall, however, continue to be applicable to individual Engines after the expiration of the [*] period on a [*] basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Engines.

H.         General Administration

On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

IAE International Aero Engines AG

400 Main Street

Mail Stop 121-10

East Hartford, CT  06108

Attention:

I.          Limitation of Liability

1.         The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy.  In the event of any conflict or inconsistency between the express provisions of this Service Policy and any Illustrations contained herein, the express provisions shall govern.

2.         Except to the extent that the Credit Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Engines and Parts by IAE.

3.         IAE reserves the right to change or retract this Service Policy at any time at its sole discretion.  No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed Engines for which a firm unconditional order has been placed with the aircraft manufacturer prior to the announcement of any such retraction or change.

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J.         Assignment of Service Policy

This Service Policy shall not be assigned, either in whole or in part, by either party.  IAE will, however, upon the written request of the Operator consider an extension of Service Policy Credit Allowances and adjustments to Engines, Modules and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Credit Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy.  IAE shall not unreasonably withhold such extension of such Credit Allowances.

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APPENDIX 4

[*] SPARE ENGINE SHIPPING PRO FORMA

ITEM	Customer to fill in items [*]	CFD to fill in items [*]
1	CUSTOMER NAME (purchaser)
2	END USER NAME & ADDRESS (may be different than purchaser)
3	SHIP TO ADDRESS
3A.	PAPERWORK SHIP TO ADDRESS & CONTACT NAME/NUMBER (if different than engine)
4	SHIPPING AGENT CONTACT PERSON, ADDRESS, & PHONE NUMBER Contractual details: Customer arranges ☒ or Provided per contract ☐
5	TRANSPORTATION EQUIPMENT REQUIREMENTS Contractual details: Customer purchase ☐ or Provided per contract ☒	Shipping Stand P/N: [*] S/N (base / cradle): [*] Bag: [*]
6	ENGINE SERIAL #
7	MODEL [*] ☐ [*] ☐ [*]☐	[*], subject to Contract terms and conditions
8	QUANTITY	1
9	CUSTOMS VALUE (USD)
10	MAIN CONTACT PERSON FOR LOGISTICS PROVIDER TO CONTACT IN ORDER TO SCHEDULE PICK UP	[*]
11	ENGINE CENTER TO IMS1/ RECONCILE BEFORE FINANCIAL CLEARANCE
12	SPECIAL INSTRUCTIONS	[*]

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APPENDIX 5

FORM OF WARRANTY BILL OF SALE

Warranty Bill of Sale

IAE International Aero Engines AG (“IAE”), a joint stock company organized and existing under the laws of Switzerland and having an office and place of business at 400 Main Street, East Hartford, Connecticut 06118, United States of America (“Seller”), is the owner of the full legal and beneficial title to the following equipment (collectively, the “Engine”):

1.         One [*] model [*] spare engine bearing manufacturer’s serial number _______ [*];

2.         One new IAE-approved engine moisture and vapour proof storage bag;

3.         One new IAE-approved engine transportation stand model number _______________ cradle with ________________ base;

4.         All appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment or property installed in or attached to the Engine, to which Seller holds title; and

5.         All records applicable to such Engine.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, grant, transfer, sell, deliver and set over to _____________________________, a ___________________ organized and existing under the laws of ________________, with a place of business at ___________________ (“Buyer”) and its successors and assignees forever all right, title and interest in and to the Engine, to have and to hold the Engine for its and their use forever.

This Warranty Bill of Sale is made and delivered pursuant to the provisions of the Agreement to Purchase [*] Spare Engines between Seller and Willis Lease Finance Corporation (for itself and as Servicer) dated March 16, 2018, and shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed and delivered as of this ____ day of _____________, 20__.

IAE INTERNATIONAL AERO ENGINES AG

By:
Name:
Title:

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APPENDIX 6

LIST OF PERMITTED AFFILIATES

WEST Engine Acquisition LLC, a limited liability company organized and existing under the laws of the State of Delaware

Willis Engine Structured Trust III, a statutory trust organized and existing under the laws of the State of Delaware

Willis Mitsui & Co Engine Support Limited, a limited company organized and existing under the laws of Ireland

CASC Willis Engine Lease Company Limited, a Sino-foreign equity joint venture organized and existing under the laws of China (Shanghai) Pilot Free Trade Zone, People’s Republic of China

Wells Fargo Bank Northwest, National Association (or Wells Fargo Trust Company, N.A., as applicable), a national banking association organized and existing under the laws of the United States of America, or US Bank National Association, a national banking association organized and existing under the laws of the United States of America, in each case, not in its individual capacity but solely as Owner Trustee for the benefit of any of the foregoing

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